Important proxy news

Your fund. Your vote.

Important Proxy News for Shareholders of

Vanguard U.S. Value Fund

Proxy Information

Vanguard U.S. Value Fund (the "U.S. Value Fund") will host a Special Meeting of Shareholders over the internet in a virtual format on Friday, January 22, 2021, at 3:00 p.m., Eastern Time (the "Special Meeting"). The purpose is for shareholders to vote on a proposal to reorganize the U.S. Value Fund on a tax-free basis into Vanguard Value Index Fund.

The first few pages of this booklet highlight key points about the proposed reorganization and explain the proxy process, including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/ prospectus for a complete understanding of the proposal.

Please Vote Immediately!

You can vote by mail or telephone, through the internet, or by virtually attending the Special Meeting; details can be found on the enclosed proxy insert.

I

Key Points About the Reorganization

Purpose of the Reorganization

The purpose of the proposed reorganization is to combine Vanguard U.S. Value Fund (the "U.S. Value Fund") with and into Vanguard Value Index Fund (the "Value Index Fund") (each, a "Fund" and collectively, the "Funds"). The proposal would consolidate the assets of the Funds and place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund, which we anticipate, over time, would achieve greater economies of scale.

The U.S. Value Fund launched its Investor Shares in 2000. The investment objective of the U.S. Value Fund is to seek to provide long-term capital appreciation and income. The Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than- average price/earnings (P/E) ratios. The advisor selects stocks of primarily large and mid-size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers.

The Value Index Fund launched its Admiral™ Shares in 2000. The investment objective of the Value Index Fund is to seek to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

U.S. Value Fund shareholders should experience certain benefits from becoming shareholders of the Value Index Fund, which has a significantly larger asset base than the U.S. Value Fund. U.S. Value Fund shareholders would realize cost savings through a significantly lower expense ratio while continuing to be invested in a fund that provides similar market exposure with better historical long-term investment performance. Combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

II

The Funds' Boards of Trustees believe that it is in shareholders' best interests to reorganize the U.S. Value Fund into the Value Index Fund, which will issue Admiral Shares of the Value Index Fund to shareholders of the U.S. Value Fund.1 If the reorganization is approved, you will become a shareholder of the Value Index Fund, and the U.S. Value Fund, which will have no remaining assets, will be dissolved.

Lower Costs for Shareholders

For the fiscal year ended 2019, the U.S. Value Fund had an expense ratio of 0.22% for Investor Shares, which translates into an annual cost to shareholders of $22 for each $10,000 invested; the Value Index Fund had an expense ratio of 0.05% for Admiral Shares, which translates into an annual cost to shareholders of $5 for each $10,000 invested and is approximately 77% lower than the expense ratio of the U.S. Value Fund.

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Admiral Shares of the Value Index Fund have been higher than those of the Investor Shares of the U.S. Value Fund over the long term. Also shown are the returns of the Funds' benchmarks, the Russell 3000 Value Index for the U.S. Value Fund and the CRSP US Large Cap Value Index for the Value Index Fund, which each measure the performance of the value segment of the U.S. equity market.

Average Annual Total Returns1 for

Periods Ended December 31, 20192

	One Year	Five Years	Ten Years

U.S. Value Fund
Investor Shares	21.11%	7.02%	11.68%

Value Index Fund

Admiral Shares	25.82%	10.06%	12.48%
Russell 3000 Value Index3	26.26%	8.20%	11.71%

CRSP US Large Cap Value Index3	25.85%	10.09%	—

1Returns shown are before taxes and net of fees.

2Keep in mind that the Funds' past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

3This reflects no deduction for fees, expenses, or taxes.

1Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

III

Comparison of Investment Objectives, Strategies, Policies, and Risks

The U.S. Value Fund and the Value Index Fund both invest in large-capitalization value stocks of U.S. companies; however, the U.S. Value Fund also invests in mid-capitalization value stocks of U.S. companies. Importantly, the Funds have different investment objectives and strategies. The U.S. Value Fund is actively managed and seeks to provide long-term capital appreciation and income. The advisor selects stocks by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Unlike the U.S. Value Fund, the Value Index Fund is an index fund that seeks to track the performance of its benchmark index. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

The Funds have identical fundamental policies except with respect to investment objectives and industry concentration. With respect to investment objectives, the U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval. With respect to industry concentration, the U.S. Value Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. The Value Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. These industry concentration policies are fundamental and can be changed only with shareholder approval. Based on these differences, we are seeking shareholder approval of the reorganization. If the reorganization is approved by shareholders, the U.S. Value Fund will merge into the Value Index Fund, which will retain its industry concentration policy. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The Funds have similar principal risks. Both are subject to stock market risk, which is the chance that stock prices overall will decline, and investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. The U.S. Value Fund is also subject to asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds that invest in more stocks, and manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

IV

Investment Advisory Arrangements

The Vanguard Group, Inc. ("Vanguard") serves as investment advisor to both Funds. Vanguard's Quantitative Equity Group manages the U.S. Value Fund, and Vanguard's Equity Index Group manages the Value Index Fund. After the completion of the reorganization, Vanguard will continue to serve as investment advisor to the combined fund through its Equity Index Group.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Affect Your Account

If U.S. Value Fund shareholders approve the proposed reorganization, Investor Shares of the U.S. Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Admiral Shares of the Value Index Fund.2 Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The U.S. Value Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the reorganization, it will be rejected.

2Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

V

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that U.S. Value Fund shareholders will not realize any capital gains or losses directly from this exchange. However, you should pay close attention to these points:

•Final distribution(s). Prior to the reorganization, the U.S. Value Fund will distribute to its shareholders any remaining undistributed net income and/or realized capital gains, including any capital gains resulting from portfolio turnover prior to the reorganization. This distribution(s) will be taxable to U.S. Value Fund shareholders as ordinary income or capital gains, as applicable.

•Payments of distributions. Following the reorganization, Value Index Fund shareholders (including former shareholders of the U.S. Value Fund) will participate fully in the distributions, if any, made for the Value Index Fund.

•Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the U.S. Value Fund and the Value Index Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

VI

Questions & Answers

Q.Who gets to vote?

A.Any person who owned shares of the U.S. Value Fund on October 15, 2020, the "record date," gets to vote—even if the investor later sold the shares.

Q.How can I vote?

A.You can vote in any one of four ways:

1.Through the internet at the website listed on the enclosed proxy card.

2.By telephone, with a toll-free call to the number listed on the enclosed proxy card.

3.By mail, with the enclosed proxy card.

4.By virtually attending the Special Meeting of Shareholders (the "Special Meeting"), which will be held over the internet in a virtual format on Friday, January 22, 2021, at 3:00 p.m., Eastern Time.

Vote

on the internet

Log on to the website listed on the enclosed proxy card. Follow the on-screen instructions.

Vote

by phone

Call the phone number indicated on the enclosed proxy card. Follow the recorded instructions available 24 hours per day.

Vote by mail

Vote, sign, and date the enclosed proxy card and return in the postage-paid envelope.

Vote at the

Special Meeting

Log on to the website listed below on January 22, 2021, at 3:00 p.m., Eastern Time.

We encourage you to vote through the internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your Fund money (because they require no return postage). Whichever method you choose, please take the time to read the full text of our proxy statement/prospectus before you vote. If you would like to change your previous vote, you may do so using any of the methods described above.

VII

Q.I plan to vote by mail. How should I sign my proxy card?

A.You should sign your name exactly as it appears on the enclosed proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for other types of accounts should be signed in a way that indicates the signer's authority— for example "John Brown, Custodian."

Q.I plan to participate in the Special Meeting. How do I access the virtual meeting?

A.Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund's shareholders, employees, and community, the Special Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Special Meeting online by visiting http:// www.meetingcenter.io/268468116 and entering the voting control number, which is included on the enclosed proxy card. The password for the Special Meeting is VUSV2021. The Special Meeting will begin promptly at 3:00 p.m. Eastern Time. We encourage you to access the Special Meeting prior to the start time leaving ample time for check in.

If your shares are held through a stock brokerage account or by a bank or other holder of record (each, an "intermediary") you will need to request a legal proxy from the intermediary in order to receive access to the Special Meeting. You must then submit proof of your proxy power ("legal proxy") reflecting your holdings along with your name and email address to Computershare Fund Services ("Computershare"). Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on January 19, 2021. You will receive a confirmation of your registration by email that includes the voting control number necessary to access and vote at the Special Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Q.What is the recommended vote?

A.The Board of Trustees of the U.S. Value Fund recommends that you vote FOR the proposed reorganization. If U.S. Value Fund shareholders do not approve the reorganization, then its Board of Trustees will consider other alternatives, such as liquidation of the U.S. Value Fund.

VIII

Vanguard U.S. Value Fund,

a Series of Vanguard Malvern Funds

Notice of Special Meeting of Shareholders

Vanguard U.S. Value Fund (the "U.S. Value Fund") will host a Special Meeting of Shareholders on January 22, 2021, at 3:00 p.m., Eastern Time (the "Special Meeting"). At the Special Meeting, we will ask shareholders of the U.S. Value Fund to vote:

1.To approve the Agreement and Plan of Reorganization, providing for (i) the transfer of substantially all of the assets of the U.S. Value Fund to Vanguard Value Index Fund (the "Value Index Fund"), a series of Vanguard Index Funds, in exchange for shares of beneficial interest of the Value Index Fund; (ii) the assumption by the Value Index Fund of the liabilities of the U.S. Value Fund; and (iii) the distribution of Value Index Fund shares to the shareholders of the U.S. Value Fund in complete liquidation of the U.S. Value Fund.

2.To transact such other business as may properly come before the Special Meeting.

The Special Meeting will be held over the internet in a virtual format. The Board of Trustees for the U.S. Value Fund has fixed the close of business on October 15, 2020, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting.

By Order of the Board of Trustees

Anne E. Robinson, Secretary

October 19, 2020

YOUR VOTE IS IMPORTANT

You can vote easily and quickly through the internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. You may also vote by attending the Special Meeting virtually on January 22, 2021. Please help your fund avoid the expense of a follow-up mailing by voting today.

IX

Combined Proxy Statement/Prospectus

October 19, 2020

Proxy statement for:

Vanguard U.S. Value Fund

A Series of Vanguard Malvern Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Prospectus for:

Vanguard Value Index Fund

A Series of Vanguard Index Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Introduction

This combined proxy statement/prospectus is furnished to shareholders of Vanguard U.S. Value Fund (the "U.S. Value Fund") in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Vanguard Malvern Funds, to be used at a special meeting of shareholders of the U.S. Value Fund (the "Special Meeting") to be held on January 22, 2021, at 3:00 p.m., over the internet in a virtual format. At the Special Meeting, shareholders will be asked to consider and vote to approve a proposal to reorganize the U.S. Value Fund with and into Vanguard Value Index Fund

(the "Value Index Fund") (each, a "Fund" and collectively, the "Funds") as discussed in this combined proxy statement/prospectus.

Proposal Summary. The proposal would consolidate the assets of the Funds and place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund, which we anticipate, over time, would achieve greater economies of scale. The Value Index Fund is an index fund that seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

X

The reorganization involves a few basic steps. First, the U.S. Value Fund will transfer substantially all of its assets and all of its liabilities to the Value Index Fund in exchange for Admiral Shares of the Value Index Fund. Simultaneously, the U.S. Value Fund will distribute such shares to its shareholders and the Value Index Fund will open an account for each shareholder, crediting it with an amount of the Value Index Fund's Admiral Shares equal in value to the Investor Shares of the U.S. Value Fund owned by each shareholder at the time of the reorganization.3 These steps together are referred to in this proxy statement/prospectus as the "Reorganization." Thereafter, the U.S. Value Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law.

Read and Keep These Documents. Please read this entire proxy statement/ prospectus along with the enclosed Value Index Fund prospectus, dated April 28, 2020, as supplemented, before casting your vote. The prospectus sets forth concisely the information about the Value Index Fund that a prospective investor ought to know before investing. These documents contain information that is important to your proxy vote decision, and you should keep them for future reference.

Additional Information Is Available. The Value Index Fund's Statement of Additional Information dated April 28, 2020, contains important information about the Value Index Fund. It has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated into this proxy statement/prospectus by reference. In addition, the U.S. Value Fund's prospectus dated January 31, 2020, as supplemented on July 29, 2020, and Statement of Additional Information dated January 31, 2020, as supplemented on March 23, 2020, as supplemented on April 17, 2020, as supplemented on July 27, 2020, and as supplemented on July 29, 2020, are incorporated by reference into and are considered part of this proxy statement/prospectus. The Statement of Additional Information relating to the Reorganization dated October 19, 2020, also is incorporated by reference into this proxy statement/ prospectus. The audited financial statements and related independent registered public accounting firm's report for the U.S. Value Fund is contained in its annual report for the fiscal year ended September 30, 2019, and for the Value Index Fund is contained in its annual report for the fiscal year ended December 31, 2019. The U.S. Value Fund's most recent semiannual shareholder report is contained in the shareholder report for the fiscal period ended March 31, 2020. The Value Index Fund's most recent semiannual shareholder report is contained in the shareholder report for the fiscal period ended June 30, 2020. You can

3Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

XI

obtain copies of these documents without charge by calling Vanguard at

800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on the SEC's website (www.sec.gov).

The Board of Trustees of the U.S. Value Fund has fixed the close of business on October 15, 2020, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting. This proxy statement/prospectus is expected to be first sent to shareholders on or about October 30, 2020.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

XII

Combined Proxy Statement/Prospectus
Table of Contents
Introduction
Proposal Summary ..........................................................................................................	I
Overview ..........................................................................................................................	1
The Proposed Reorganization ........................................................................................	1
Investment Objectives, Strategies, Policies, and Risks of Each Fund ..........................	1
Investment Advisory Arrangements ..............................................................................	3
Service Arrangements ...................................................................................................	3
Purchase, Redemption, Exchange, and Conversion Information ..................................	3
Distribution Schedules ...................................................................................................	4
Tax-Free Reorganization .................................................................................................	4
Fees and Expenses ........................................................................................................	4
Portfolio Turnover ...........................................................................................................	6
Investment Practices and Risk Considerations ....................................................	7
Investment Objective .....................................................................................................	7
Principal Investment Strategies .....................................................................................	7
Principal Risks ................................................................................................................	7
Other Investment Policies and Risks .............................................................................	8
Comparison of Investment Objectives, Investment Strategies, and Risks ................	11
Investment Advisors and Portfolio Managers .............................................................	11
Comparison of Fundamental Investment Policies .......................................................	13
Investment Performance of the Funds ........................................................................	15
Share Price ...................................................................................................................	17
Purchases, Redemptions, and Exchanges of Fund Shares;
Other Shareholder Information ....................................................................................	19
Payments to Financial Intermediaries ..........................................................................	25
Advisory Arrangements ...............................................................................................	25
Dividends, Capital Gains, and Taxes ............................................................................	26
Frequent-Trading Limitations .......................................................................................	28
Financial Highlights ......................................................................................................	30
Information About the Reorganization .........................................................................	33
Recommended Vote ...................................................................................................	37

XIII

Additional Information About the Funds .............................................................	38
Form of Organization ...................................................................................................	38
Trustees ........................................................................................................................	38
Voting Rights ................................................................................................................	38
Independent Auditor ....................................................................................................	38
Service Agreements ....................................................................................................	38
General Information ....................................................................................................	41
Vote Needed to Approve the Reorganization...............................................................	41
Proxy Solicitation Methods ..........................................................................................	41
Proxy Solicitation Costs ...............................................................................................	41
Quorum ........................................................................................................................	41
Revoking a Proxy ..........................................................................................................	42
Adjournment .................................................................................................................	42
Shareholder Proposals .................................................................................................	42
Voting Rights.................................................................................................................	42
Shares Outstanding.......................................................................................................	42
Nominee Accounts........................................................................................................	42
Annual/Semiannual Reports.........................................................................................	42
Proxy Materials.............................................................................................................	43
Principal Shareholders .................................................................................................	43
Other Matters...............................................................................................................	44
Obtaining Information from the SEC............................................................................	44
Appendix A
Form of Agreement and Plan of Reorganization
Appendix B
Value Index Fund Prospectus

XIV

Overview

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout this proxy statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on July 23, 2020, the Board of Trustees for each Fund approved a plan to combine the U.S. Value Fund with and into the Value Index Fund. The plan calls for the U.S. Value Fund to transfer substantially all of its assets and all of its liabilities to the Value Index Fund in exchange for Admiral Shares of the Value Index Fund. If the proposal is approved by shareholders of the U.S. Value Fund, such shareholders will receive distributions from the U.S. Value Fund of Admiral Shares of the Value Index Fund equivalent in value to their investments at the time of the Reorganization.4 The closing of the Reorganization is currently expected to occur on or about February 5, 2021. The U.S. Value Fund would then be dissolved, wound up, and terminated. The Reorganization would result in an exchange of your Investor Shares in the U.S. Value Fund for new Admiral Shares of the Value Index Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds' shareholders.

Accordingly, the Board of Trustees of the U.S. Value Fund is submitting the proposal to shareholders and is recommending that they vote "FOR" the Reorganization.

Investment Objectives, Strategies, Policies, and Risks of Each Fund. The U.S. Value Fund and the Value Index Fund both invest in large-capitalization value stocks of U.S. companies; however, the U.S. Value Fund also invests in mid- capitalization value stocks of U.S. companies. Importantly, the Funds have different investment objectives and strategies. The U.S. Value Fund has an investment objective to seek to provide long-term capital appreciation and income. The Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than-average price/ earnings (P/E) ratios. The advisor selects stocks of primarily large and mid-size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. The Value Index Fund has an investment objective to seek to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The

4Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

1

Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies.

The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The Funds have identical fundamental policies except with respect to investment objectives and industry concentration. With respect to investment objectives, the U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval. With respect to industry concentration, the U.S. Value Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. The Value Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. These industry concentration policies are fundamental and can be changed only with shareholder approval. Based on these differences, we are seeking shareholder approval of the Reorganization. If the Reorganization is approved by shareholders, the U.S. Value Fund will merge into the Value Index Fund, which will retain its industry concentration policy. The Value Index Fund's industry concentration policy is intended to ensure that the Fund, as an index fund, will remain able to invest in accordance with its stated investment objective and strategies.

The Funds have similar principal risks. Both are subject to stock market risk, which is the chance that stock prices overall will decline, and investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. The U.S. Value Fund is also subject to asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds that invest in more stocks, and manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

These investment objectives, strategies, policies, and risks are discussed in detail under "Investment Practices and Risk Considerations." Complete descriptions of the investment objectives, strategies, policies, and risks of the U.S. Value Fund and the Value Index Fund are contained in each Fund's prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

2

Investment Advisory Arrangements. The Vanguard Group, Inc. ("Vanguard"), serves as investment advisor to both Funds. Vanguard manages the investment and reinvestment of the Funds' respective assets and continuously reviews, supervises, and directs the Funds' investment programs. Further details about the advisory arrangements for the U.S. Value Fund and the Value Index Fund are provided in this Overview and under the section entitled "Additional Information About the Funds."

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under the Fifth Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). The Funds' Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. As of September 30, 2019, the U.S. Value Fund had contributed $67,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 0.03% of Vanguard's capitalization. As of December 31, 2019, the Value Index Fund had contributed $4,004,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 1.60% of Vanguard's capitalization.

Additional information about the service agreements for each Fund appears under "Additional Information About the Funds."

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, and exchange features of the Funds are identical. The Value Index Fund offers a conversion feature that allows shareholders to convert from one share class of the Fund to another, whereas the U.S. Value Fund does not offer a conversion feature because the Fund offers only one share class.

3

The different share classes of the Value Index Fund (including the Institutional Shares) may be converted to another share class of the Fund, as applicable. For example, if the account balance in your Value Index Fund's Institutional Shares falls below the minimal initial investment of $5 million, the Fund may convert your shares to another class of shares of the Fund, which may result in a higher expense ratio. As noted above, the U.S. Value Fund has no conversion feature.

Distribution Schedules. The Funds have different distribution schedules. For the U.S. Value Fund, dividend and capital gains distributions, if any, generally occur annually in December. For the Value Index Fund, dividends generally are distributed quarterly in March, June, September, and December, and capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Funds will receive a favorable opinion from legal counsel to that effect. Please see "Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization" for additional information.

Fees and Expenses

In the Reorganization, Investor Shares of the U.S. Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Admiral Shares of the Value Index Fund.5 The tables below compare the fees and annualized expenses of Investor Shares of the U.S. Value Fund as of March 31, 2020, and Admiral Shares of the Value Index Fund as of June 30, 2020. The tables also show the estimated fees and expenses of Admiral Shares of the combined fund, on a pro forma basis, as of June 30, 2020, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see "Expenses of the Reorganization"). Pro forma numbers are estimated in good faith and are hypothetical. The actual fees and expenses of the Funds and the combined fund as of the closing date may differ from those reflected in the tables below.

5Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

4

Shareholder Fees (fees paid directly from your investment)

Value Index Fund
Pro Forma
	U.S. Value Fund	Value Index Fund	Combined Fund
	Investor Shares	Admiral Shares	Admiral Shares

Sales Charge (Load) Imposed
on Purchases	None	None	None

Purchase Fee	None	None	None

Sales Charge (Load) Imposed
on Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Account Service Fee
(for certain fund account
balances below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			Value Index Fund
			Pro Forma
	U.S. Value Fund	Value Index Fund	Combined Fund
	Investor Shares	Admiral Shares	Admiral Shares

Management Fees	0.20%	0.04%	0.04%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.02%	0.01%	0.01%

Total Annual Fund Operating
Expenses	0.22%	0.05%	0.05%

Examples

The following examples are intended to help you compare the cost of investing in the U.S. Value Fund, Admiral Shares of the Value Index Fund, and Admiral Shares of the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

5

	1 Year	3 Years	5 Years	10 Years

U.S. Value Fund Investor Shares	$23	$71	$124	$280

Value Index Fund Admiral Shares	$5	$16	$28	$64

Value Index Fund Pro Forma
Combined Fund Admiral Shares	$5	$16	$28	$64

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund's performance. During the most recent fiscal year ended September 30, 2019, the U.S. Value Fund's portfolio turnover rate was 61%. During the most recent fiscal year ended December 31, 2019, the Value Index Fund's portfolio turnover rate was 12%.

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Investment Practices and Risk Considerations

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund's prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the Value Index Fund's prospectus attached as Appendix B to this proxy statement/prospectus.

Investment Objective

The U.S. Value Fund has an investment objective to seek to provide long-term capital appreciation and income. The Value Index Fund has an investment objective to seek to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

The U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval of a majority of the Fund's shares, meaning the lesser of (1) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy, or (2) shares representing more than 50% of the Fund's net assets.

Principal Investment Strategies

The U.S. Value Fund invests substantially all of its assets in U.S. common stocks, with a focus on value stocks—those that are generally out of favor with investors and that typically (but not always) have lower-than-average price/ earnings (P/E) ratios. The advisor selects stocks of primarily large and mid-size companies by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. The Value Index Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in a Fund could lose money over short or long periods of time. You should expect a Fund's share price and total return to fluctuate within a wide range.

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Both Funds are subject to the following risks, which could affect a Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. With respect to the Value Index Fund, the Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. Large-cap value stocks (and small- and mid-cap value stocks for the U.S. Value Fund) tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. With respect to the U.S. Value Fund, historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is due to several factors, including less certain growth and dividend-yield prospects.

The U.S. Value Fund is subject to the following additional risks:

•Asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. The Fund tends to invest a high percentage of its assets in its ten largest holdings. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financials sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in undervalued common stocks, the Funds may make other kinds of investments to achieve their objectives.

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U.S. Value Fund

The U.S. Value Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF

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Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Value Index Fund

The Value Index Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's Board of Trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including equity futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management. Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a "CMT Fund"), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund's objective when those instruments are more favorably

10

priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the U.S. Value Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies, and Risks

The U.S. Value Fund and the Value Index Fund have different investment objectives. The U.S. Value Fund seeks to provide long-term capital appreciation and income while the Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The combined fund will retain the investment objective of the Value Index Fund.

The U.S. Value Fund and the Value Index Fund both invest in value stocks of U.S. companies; however, the U.S. Value Fund also invests in mid-capitalization value stocks of U.S. companies. Importantly, the Funds have different principal and other investment strategies. The U.S. Value Fund is actively managed, and the advisor selects stocks by using a quantitative process to identify stocks that the advisor believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Unlike the U.S. Value Fund, the Value Index Fund is an index fund that attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The combined fund will continue to utilize the principal and other investment strategies of the Value Index Fund.

The Funds have similar principal and other risks. Both Funds are subject to stock market risk and investment style risk. Because the U.S. Value Fund tends to invest a high percentage of assets in its ten largest holdings and is actively managed, the Fund is also subject to asset concentration risk, manager risk, and other additional risks. The combined fund will continue to have the principal and other risks of the Value Index Fund.

Investment Advisors and Portfolio Managers

Vanguard serves as investment advisor to both Funds. Vanguard's Quantitative Equity Group manages the U.S. Value Fund and Vanguard's Equity Index Group manages the Value Index Fund. As of December 31, 2019, Vanguard served as

11

advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds. After the completion of the Reorganization, Vanguard will continue to serve as investment advisor to the combined fund through its Equity Index Group.

For the fiscal year ended September 30, 2019, the advisory expenses for the U.S. Value Fund represented an effective annual rate of 0.08% of the Fund's average net assets. For the fiscal year ended December 31, 2019, the advisory expenses for the Value Index Fund represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Funds' Boards of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the Funds at any time. Vanguard may also recommend to the Boards of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the Boards of Trustees approved each Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders.

The managers primarily responsible for the day-to-day management of the Funds are:

U.S. Value Fund

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has managed the Fund since 2008 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph's University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard's Quantitative Equity Group. He oversees the active quantitative equity funds and separately managed equity accounts.

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He has been with Vanguard since 2007 and has co-managed the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

Value Index Fund

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992, and has managed investment portfolios, including the Fund, since 1994 (co-managed since 2016). Education: B.S., Villanova University.

The portfolio managers to the Value Index Fund are expected to serve as the portfolio managers for the combined fund. The Funds' statements of additional information provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Comparison of Fundamental Investment Policies

The Funds share the following identical fundamental policies:

Borrowing—Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the "1940 Act") or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities—Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification—With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Loans—Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate—Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other

13

instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities—Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting—Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933" Act), in connection with the purchase and sale of portfolio securities.

The Funds have different fundamental policies with respect to investment objectives and industry concentration. With respect to investment objectives, the U.S. Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Value Index Fund's investment objective is fundamental and therefore any material change thereto would require shareholder approval. With respect to industry concentration, the U.S. Value Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. The Value Index Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. These industry concentration policies are fundamental and can be changed only with shareholder approval. Based on these differences, we are seeking shareholder approval of the Reorganization. If the Reorganization is approved by shareholders, the U.S. Value Fund will merge into the Value Index Fund, which will retain its industry concentration policy. The Value Index Fund's industry concentration policy is intended to ensure that the Fund, as an index fund, will remain able to invest in accordance with its stated investment objective and strategies.

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Investment Performance of the Funds

Investment Performance of the U.S. Value Fund

The following bar chart and table are intended to help you understand the risks of investing in the U.S. Value Fund. The bar chart shows how the performance of the U.S. Value Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the U.S. Value Fund's Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the U.S. Value Fund. Keep in mind that the U.S. Value Fund's past performance (before and after taxes) does not indicate how the U.S. Value Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Vanguard U.S. Value Fund Investor Shares1

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%
40				33.98
20	13.82		19.12		14.68		16.36	12.97		21.11
0		3.23

–20						–1.65			–10.33

–40

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2020, was –16.80%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.74% (quarter ended March 31, 2013), and the lowest return for a quarter was –16.06% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years

Vanguard U.S. Value Fund Investor Shares

Return Before Taxes	21.11%	7.02%	11.68%

Return After Taxes on Distributions	20.18	5.57	10.72

Return After Taxes on Distributions and Sale of Fund Shares	13.13	5.27	9.57

Russell 3000 Value Index
(reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of the Value Index Fund

The following bar chart and table are intended to help you understand the risks of investing in the Value Index Fund. The bar chart shows how the performance of the Value Index Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Value Index Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Value Index Fund. The Spliced Value Index reflects the performance of the MSCI US Prime Market Value Index through April 16, 2013, and the CRSP US Large Cap Value Index thereafter. Keep in mind that the Value Index Fund's past performance (before and after taxes) does not indicate how the Value Index Fund will perform in the future.

Updated performance information is available on our website at vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Vanguard Value Index Fund Admiral Shares1

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
50%

40				33.05
										25.82
30			15.18				16.86	17.13
20	14.45				13.18
10		1.14

0
–10						–0.86			–5.43

–20

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2020, was –10.67%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.48% (quarter ended December 31, 2011), and the lowest return for a quarter was –15.49% (quarter ended September 30, 2011).

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Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years

Vanguard Value Index Fund Admiral Shares

Return Before Taxes	25.82%	10.06%	12.48%

Return After Taxes on Distributions	25.03	9.39	11.88

Return After Taxes on Distributions and Sale of Fund Shares	15.77	7.85	10.31

Comparative Indexes
(reflects no deduction for fees, expenses, or taxes)

MSCI US Prime Market Value Index	26.01%	9.28%	11.94%

Spliced Value Index	25.85	10.09	12.54

CRSP US Large Cap Value Index	25.85	10.09	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated,

it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value ("NAV"), is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, a Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on

17

those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded.

This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption, and	U.S. Value Fund	Value Index Fund
Exchange Features	Investor Shares	Admiral Shares

Minimum initial purchase amount	$3,000	$3,000

Additional investment purchase
amount	Generally $1	Generally $1

Purchases	Through Vanguard's	Through Vanguard's
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail
Redemptions	Through Vanguard's
website, mobile application,
by telephone, or by mail

Through Vanguard's website, mobile application, by telephone, or by mail

Free exchange privileges	Yes, through Vanguard's
website, mobile application,
by telephone, or by mail

Yes, through Vanguard's website, mobile application, by telephone, or by mail

Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

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For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Admiral Shares (the Value Index Fund). Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

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Converting Shares (the Value Index Fund)

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day.

For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

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Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another

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alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

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If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

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No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See "Frequent-Trading Limitations" for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisor do not pay financial intermediaries for sales of their shares.

Advisory Arrangements

The Vanguard Group, Inc. ("Vanguard"), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to both Funds. Vanguard's Quantitative Equity Group manages the U.S. Value Fund and Vanguard's Equity Index Group manages the Value Index Fund. As of December 31, 2019, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard

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provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the most recent fiscal year ended for both Funds, the advisory expenses represented an effective annual rate of each Fund's average net assets as follows: for the U.S. Value Fund, 0.08%; and for the Value Index Fund, 0.01%.

Under the terms of an SEC exemption, the Funds' Boards of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the Funds at any time. Vanguard may also recommend to the Boards of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the Boards of Trustees approved each Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January— are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by a Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

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•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This proxy statement/prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

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Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

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For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/ or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

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For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Financial Highlights

Financial highlights information is intended to help you understand each Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a Fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's most recent annual report to shareholders. The information for the six-month period ending March 31, 2020 for the U.S. Value Fund and the six-month period ending June 30, 2020 for the Value Index Fund is unaudited. You may obtain a free copy of the Fund's latest annual or semiannual report, which is available upon request.

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Value Index Fund Admiral Shares (Acquiring Fund)

Six Months
	Ended			Year Ended December 31,
For a Share Outstanding	June 30,
Throughout Each Period	2020	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$46.77	$38.17	$41.41	$36.23	$31.82	$32.94
Investment Operations
Net Investment Income	.6091	1.1851	1.0591	.9651	.890	.829
Net Realized and
Unrealized Gain (Loss)
on Investments	(7.882)	8.581	(3.261)	5.165	4.407	(1.121)
Total from Investment Operations	(7.273)	9.766	(2.202)	6.130	5.297	(.292)
Distributions
Dividends from
Net Investment Income	(.597)	(1.166)	(1.038)	(.950)	(.887)	(.828)
Distributions from
Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.597)	(1.166)	(1.038)	(.950)	(.887)	(.828)
Net Asset Value, End of Period	$38.90	$46.77	$38.17	$41.41	$36.23	$31.82
Total Return2	–15.43%	25.82%	–5.43%	17.13%	16.86%	–0.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,927	$22,414	$16,522	$16,778	$13,424	$10,408
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.06%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.98%	2.75%	2.55%	2.52%	2.76%	2.58%
Portfolio Turnover Rate3	4%	12%	8%	9%	7%	8%

The expense ratio and net investment income ratio for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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U.S. Value Fund Investor Shares (Acquired Fund)

Six Months
	Ended			Year Ended September 30,
For a Share Outstanding	March 31,
Throughout Each Period	2020	2019	2018	2017	2016	2015
Net Asset Value,
Beginning of Period	$18.04	$20.03	$19.63	$17.25	$16.48	$16.95
Investment Operations
Net Investment Income	.1971	.4321	.3731	.4371	.440	.355
Net Realized and
Unrealized Gain (Loss)
on Investments	(4.688)	(1.176)	1.563	2.606	1.341	(.543)
Total from Investment Operations	(4.491)	(.744)	1.936	3.043	1.781	(.188)
Distributions
Dividends from
Net Investment Income	(.431)	(.389)	(.382)	(.386)	(.358)	(.282)
Distributions from
Realized Capital Gains	(.178)	(.857)	(1.154)	(.277)	(.653)	—
Total Distributions	(.609)	(1.246)	(1.536)	(.663)	(1.011)	(.282)
Net Asset Value, End of Period	$12.94	$18.04	$20.03	$19.63	$17.25	$16.48
Total Return2	–25.91%	–2.98%	10.22%	17.87%	11.09%	–1.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$978	$1,447	$1,692	$1,675	$1,374	$1,215
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.23%	0.23%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.43%	1.92%	2.36%	2.63%	2.10%
Portfolio Turnover Rate	23%	61%	75%	95%	76%	66%

The expense ratio and net investment income ratio for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

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Information About the Reorganization

At a meeting on July 23, 2020, the Boards of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the "Agreement and Plan"). Vanguard Index Funds (the "Index Funds Trust"), the legal entity of which the Value Index Fund is a series, and Vanguard Malvern Funds (the "Malvern Funds Trust"), the legal entity of which the U.S. Value Fund is a series, have entered into the Agreement and Plan, on behalf of the Value Index Fund and the U.S. Value Fund, respectively.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that would apply to the Reorganization.

Three Steps to Reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process:

•First, the U.S. Value Fund will transfer substantially all of its assets and liabilities to the Value Index Fund in exchange for Admiral Shares of the Value Index Fund.

•Second, and simultaneously with step one, the Value Index Fund will open an account for each U.S. Value Fund shareholder, then the U.S. Value Fund will distribute to its shareholders an amount of Admiral Shares of the Value Index Fund equal in value to the U.S. Value Fund Investor Shares owned by such holder at the time of the Reorganization.

•Third, the U.S. Value Fund will be dissolved and wound up promptly and terminated as a series of the Malvern Funds Trust.

Until the closing date of the Reorganization, shareholders of the U.S. Value Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Admiral Shares of the Value Index Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the U.S. Value Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the Reorganization, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and

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conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this proxy statement/ prospectus.

Effective as Soon as Practicable. If approved by U.S. Value Fund shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on February 5, 2021.

U.S. Federal Income Tax Consequences. The following summarizes the important U.S. federal income tax consequences of the Reorganization to the Funds and their shareholders.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved—the U.S. Value Fund, the Value Index Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.

Payment of final distribution(s). Prior to the Reorganization, the U.S. Value Fund will distribute to its shareholders any remaining undistributed net income or net realized capital gains, including any capital gains resulting from portfolio turnover prior to the Reorganization. The distribution(s) will be taxable to U.S. Value Fund shareholders as ordinary income or capital gains, as applicable.

Pre-Reorganization sales of portfolio assets. Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization, but the U.S. Value Fund may restructure its portfolio in anticipation of the Reorganization. We expect that a portion of the U.S. Value Fund's portfolio assets will be sold in advance of the Reorganization. The actual tax impact of these sales will depend on the difference between the price at which the portfolio assets are sold and the Fund's cost basis in those assets. To the extent these sales generate net realized capital gains, those gains will be distributed to U.S. Value Fund shareholders as part of the final distribution or distributions prior to the Reorganization. If the Reorganization had occurred on September 30, 2020, approximately 53% of U.S. Value Fund's portfolio assets would have been sold in advance of the Reorganization, resulting in a net capital loss of $(25,340,818) (or $(0.39) per share) and approximately $550,000 (or $0.01 per share) in transaction costs to the Fund. The actual percentage of assets sold in advance of the Reorganization and any resulting capital gain or loss or transaction costs could materially or even significantly differ from these September 30, 2020, estimates depending on a number of factors, including market movements prior to the Reorganization.

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Cost basis of Fund shares. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the U.S. Value Fund and the Value Index Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com a short time after the Reorganization.

Other tax consequences of the Reorganization. The table below shows each Fund's net assets, capital loss carryforwards, net realized gains/losses and net unrealized gains/losses as of the Fund's most recent fiscal year end, as reflected in the Fund's financial statements. The Reorganization could trigger tax rules that would impose certain limits on the combined Fund's ability to use the U.S. Value Fund's net realized losses (if any) and net unrealized losses (if any) following the Reorganization.

Based on the data as of each Fund's most recent fiscal year end, the combined fund could have more net gains (on a proportionate basis) following the Reorganization (i.e., current net realized and unrealized gains less capital loss carryforwards) than U.S. Value Fund would have in the absence of the Reorganization, which could result in U.S. Value Fund shareholders receiving capital gains distributions sooner or in larger amounts following the Reorganization than they would in the absence of the Reorganization. The actual impact of the Reorganization on the Funds' losses and on future capital gain distributions will depend on each Fund's net assets, net realized gains/losses and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by the Value Index Fund following the Reorganization, and thus cannot be determined precisely at this time.

Tax Position as of Each Fund's Most Recent Fiscal Year End:

			Capital		Net		Net
		Year-End	Loss		Realized		Unrealized
		Net	Carry-	% of	Gains	% of	Gains	% of
Fund	Fiscal	Assets	forwards	Net	(Losses)	Net	(Losses)	Net
Name	Year End	($000)	($000)	Assets	($000)	Assets	($000)	Assets

U.S. Value
Fund	9/30/2019	$1,447,378	$0	0%	$11,793	0.81%	$203,779*	14.08%

Value
Index Fund	12/31/2019	$91,132,785	$(1,465,507)	(1.61)%	$(1,465,507)	(1.61)%	$21,777,334	23.90%

*A portion of the U.S. Value Fund's assets are expected to be sold in advance of the Reorganization, resulting in the realization of a portion of any unrealized gain/losses in existence at that time. See "Pre-Reorganization sales of portfolio assets" above.

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Shareholders of the U.S. Value Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Payments of post-Reorganization distributions. Following the Reorganization, Value Index Fund shareholders (including former shareholders of the U.S. Value Fund) will participate fully in the annual distributions and additional distributions, if any, made for their respective share class of the Value Index Fund.

Expenses of the Reorganization. The U.S. Value Fund and Value Index Fund will bear their own expenses incurred in the Reorganization, which are expected to total $183,974. The expenses for the U.S. Value Fund, which include the cost of the Special Meeting, proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement/prospectus), and audit fees, are expected to be approximately $177,474. The expenses for the Value Index Fund, which consist mainly of audit fees, are expected to be approximately $6,500.

Why We Want to Reorganize Your Funds. The purpose of the Reorganization is to combine the U.S. Value Fund with and into the Value Index Fund. This proposal is beneficial as it would place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund, which we anticipate, over time, would achieve greater economies of scale.

First, the Reorganization would place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance. Although the U.S. Value Fund is actively managed while the Value Index Fund is an index fund, the Funds have comparable characteristics and deliver a similar diversified exposure to domestic value companies. From a performance standpoint, the Value Index Fund has outperformed the U.S. Value Fund over the one-, three-, five-, and ten-year time periods. See "Investment Performance of the Funds" above.

Next, as a result of the Reorganization, U.S. Value Fund shareholders would realize immediate expense ratio savings. For the fiscal year ended 2019, Value Index Fund Admiral Shares had an expense ratio of 0.05%—approximately 77% lower than that of U.S. Value Fund Investor Shares (0.22%). See "Fees and Expenses" above.

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Finally, the Reorganization would provide certain benefits to shareholders of both Funds because, as one larger combined fund with consolidated inflows, duplicative expenses would be eliminated and fixed expenses would be spread over a larger asset base, which we anticipate, over time, would achieve greater economies of scale.

The Funds' Boards of Trustees believe that it is in shareholders' best interests to reorganize the U.S. Value Fund with and into the Value Index Fund, which will issue Admiral Shares of the Value Index Fund to shareholders of the U.S. Value Fund.6 In making this determination, the Funds' Boards of Trustees considered a number of factors, including: the comparability of the investment objectives, restrictions, and policies of the U.S. Value Fund and the Value Index Fund; the expense ratios and shareholder fees of the U.S. Value Fund compared with those of the Value Index Fund; the performance of the U.S. Value Fund as compared with that of the Value Index Fund; the composition of the investment portfolios of the Funds, and the need for, and allocation of costs of, repositioning portfolio securities in connection with the Reorganization; the differences in the class structure of the Funds; other expected benefits to Fund shareholders, such as future prospects for asset growth and potential economies of scale; the tax consequences of the Reorganization; the costs of the Reorganization and who will bear those costs; and alternatives to the Reorganization. The Boards of Trustees also considered that although the U.S. Value Fund is actively managed and the Value Index Fund is an index fund, the Funds have comparable characteristics and have similar exposure to value stocks of large U.S. companies. After the Reorganization, you would be a shareholder of the Value Index Fund, and the U.S. Value Fund, which will have no remaining assets, will be dissolved.

RECOMMENDED VOTE

The Board of Trustees of the U.S. Value Fund recommends that you vote FOR the proposed Reorganization. If U.S. Value Fund shareholders do not approve the Reorganization, then its Board of Trustees will consider other alternatives, such as liquidation of the U.S. Value Fund.

6Following the reorganization, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

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Additional Information About the Funds

Form of Organization. The Malvern Funds Trust and Index Funds Trust (the "Trusts") are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of the Funds have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard also provides investment advisory services to certain Vanguard Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund (other than a fund of funds) pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

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Fees

Under the Funds' Service Agreement, each Fund obtains from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. All of these services are provided at Vanguard's total cost of operations. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital.

Comparing Service Fees and Capital Contributions. As of December 31, 2019, the Value Index Fund had contributed $4,004,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 1.60% of Vanguard's capitalization. The Value Index Fund's capital investment in Vanguard would have been $4,070,000 representing less than 0.01% of the combined fund's net assets and 1.63% of Vanguard's capital overall, if the Funds had been combined as of December 31, 2019.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of September 30, 2020, and the capitalization of the Value Index Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares of the U.S. Value Fund that would be exchanged for the Admiral Shares of the Value Index Fund if the Reorganization had been consummated on September 30, 2020. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

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Capitalization Table (unaudited)

				Pro Forma
				Combined Value
	U.S. Value Fund	Value Index Fund	Pro Forma	Index Fund
	Investor Shares	Admiral Shares	Adjustments1	Admiral Shares

Total Net Assets	$1,022,178,281	$19,670,998,277	$(183,974)	$20,692,992,583

Total Number of
Shares Outstanding	65,731,975	482,128,370	(40,678,790)	507,181,554

NAV Per Share	$15.55	$40.80	N/A	$40.80

1 Pro forma adjustments represent Reorganization expenses incurred by the Funds.

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General Information

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

Vote Needed to Approve the Reorganization. The Reorganization will not be consummated unless approved by the lesser of (1) shares representing 67% or more of the U.S. Value Fund's net assets voted, so long as shares representing more than 50% of the U.S. Value Fund's net assets are present or represented by proxy, or (2) shares representing more than 50% of the U.S. Value Fund's net assets.

Proxy Solicitation Methods. The U.S. Value Fund is furnishing you this proxy statement/prospectus in connection with the solicitation of proxies. The U.S. Value Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail or electronically (assuming that applicable requirements are met). In addition, employees and officers of Vanguard or its affiliates may solicit shareholder proxies in person, by telephone, by mail, or through the internet. Computershare Fund Services ("Computershare") has been engaged to assist in the solicitation of proxies for the Special Meeting.

Proxy Solicitation Costs. The U.S. Value Fund will pay all costs of soliciting proxies, including costs relating to the printing, mailing, and tabulation of proxies. Computershare's solicitation costs are currently estimated to be approximately $170,974. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

Quorum. In order for the Special Meeting to go forward, the U.S. Value Fund must achieve a quorum. This means that at least thirty-three and one-third percent (33 1/3%) of the U.S. Value Fund's shares must be represented at the meeting—either in virtual attendance or by proxy. All returned proxies count towards a quorum regardless of how they are voted ("For," "Against," or "Abstain"). The U.S. Value Fund will count broker non-votes and abstentions toward establishing a quorum, but against the approval of the proposal. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the proposal). Signed, dated proxy cards returned to Vanguard without a choice indicated as to the proposal shall be voted for the proposal. Approval of the proposal is discussed above in "Vote Needed to Approve the Reorganization."

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Revoking a Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—through the internet, with your proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the U.S. Value Fund's secretary at the following address: Anne E. Robinson, V26, The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, or by voting at the Special Meeting. You may revoke your proxy at any time up until voting results are announced at the Special Meeting.

Adjournment. If quorum is not present or represented at the Special Meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present by virtual attendance or by proxy, and if quorum is present but sufficient votes to approve a proposal are not received, the holders of a majority of the votes present by virtual attendance or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, to permit further solicitation of proxies. At such adjourned meeting, if quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the U.S. Value Fund's next shareholder meeting must be received by the U.S. Value Fund within a reasonable period of time prior to that meeting. Other than the meeting described in this proxy statement, the U.S. Value Fund has no current plans to hold another annual or special meeting in 2021. If the Reorganization is consummated, there will be no further meetings of shareholders of the U.S. Value Fund. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Voting Rights. U.S. Value Fund shareholders are entitled to cast one vote for each dollar of Fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

Shares Outstanding. As of the record date (i.e. October 15, 2020), there were 64,556,358.761 shares of beneficial interest of the U.S. Value Fund issued and outstanding.

Nominee Accounts. Upon request, the U.S. Value Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please submit invoices for our review to: Vanguard Office of the General Counsel, V26, P.O. Box 2600, Valley Forge, PA 19482-2600.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the U.S. Value Fund and the Value Index Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also

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available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Proxy Materials. This proxy statement/prospectus and related proxy materials are available at no cost. To request a copy of this proxy statement/prospectus and related proxy materials, please call Computershare toll-free at 866-963- 5746. The proxy statement/prospectus and related proxy materials are also available at the following website: https://www.proxy-direct.com/vanguard/ materials.

Principal Shareholders. As of September 30, 2020, the U.S. Value Fund had approximately $1,022,178,281 in net assets and 65,731,975 outstanding shares. As of the same date, the officers and trustees of the Malvern Funds Trust, as a group, owned less than 1% of the outstanding shares of the U.S. Value Fund. As of the same date, there were no persons known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the U.S. Value Fund.

As of September 30, 2020, the Value Index Fund had approximately

$82,880,080,641 in net assets and 1,264,975,627 outstanding shares. As of the same date, the officers and trustees of the Index Funds Trust, as a group, owned less than 1% of the outstanding shares of each class of the Value Index Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the Value Index Fund:

Record Owner and Address	Percentage of Outstanding Shares Owned

Charles Schwab and Company Inc.
211 Main Street
San Francisco, CA 94105	8.45%

National Financial Services Corporation
499 Washington Boulevard
Jersey City, NJ 07310	5.73%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be

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presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Other Matters. At this point, we know of no other business to be brought before the Special Meeting. However, if additional matters do arise, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the meeting.

Obtaining Information From the SEC. The Index Funds Trust and Malvern Funds Trust are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The proxy materials, reports, and other information filed by the Value Index Fund and the U.S. Value Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

Shareholders who do not expect to be present at the meeting are requested to Date and Sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders are encouraged to vote by telephone or through the internet. Please follow the enclosed instructions to utilize these methods of voting.

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Appendix A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____, 2021, by and between Vanguard Index Funds (the "Acquiring Trust"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Value Index Fund (the "Acquiring Fund") and Vanguard Malvern Funds (the "Acquired Fund Trust," and together with the Acquiring Trust, the "Trusts"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard U.S. Value Fund (the "Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund

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by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND'S LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2.The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

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1.3.The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) of the Acquired Fund.

1.4.Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund's Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund's Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund's Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law.

1.5.Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and Statement of Additional Information.

1.6.Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

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1.7.The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2.VALUATION

2.1.The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.2.The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust and then- current prospectus or Statement of Additional Information.

2.3.The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4.All computations of value shall be made by The Vanguard Group, Inc. ("VGI").

3.CLOSING AND CLOSING DATE

3.1.Subject to the terms and conditions set forth herein, the Closing Date shall be [____], or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355,

or at such other place and time as the parties shall mutually agree.

3.2.In the event that on the Valuation Date (a) the New York Stock

Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so

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that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3.The Acquired Fund shall direct the Custodian for the Acquired Fund (the "Acquired Fund Custodian") to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.4.The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Fund Trust's Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund's shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5.If the Acquired Fund is unable to make delivery pursuant to paragraph

3.3hereof to the Custodian of the Acquiring Fund (the "Acquiring Fund Custodian") of any of the assets of the Acquired Fund for the reason that any

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of such assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers' confirmation slips.

3.6.The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.REPRESENTATIONS AND WARRANTIES

4.1.The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

4.2.The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3.The Acquired Fund represents and warrants to the Acquiring Fund that the financial statements of the Acquired Fund as of [ ] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting

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principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund's organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

4.6.The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other

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taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.7.The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

4.8.The Acquired Fund represents and warrants to the Acquiring Fund that:

(i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.9.The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the "Registration Statement"), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the

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Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.10. The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

4.11.The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter's rights.

4.12.The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund's operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

4.13.The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.14.The Acquiring Fund represents and warrants to the Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are

53

available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

4.17.The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the

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payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.18.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund.

The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

4.19.The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.20.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund's Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund's prospectus).

4.21.The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written

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information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5.COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

5.2.The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3.The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

5.4.As soon as is reasonably practicable after the Closing, the Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.5.Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

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5.6.The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.1.The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

6.2.The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

6.3.On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

6.4.The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.5.All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material

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respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.6.The Acquiring Fund's Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

6.7The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations:

6.7.1.The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund's Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

6.7.2.Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.7.3.Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

6.7.4.Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

6.7.5.The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund's taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

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6.7.6.Acquiring Fund's holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund's taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

6.7.7.The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

6.7.8.The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund's Shareholder in exchange therefor.

6.7.9.An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10.Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

6.8.All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.9.The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7.BROKERAGE FEES AND EXPENSES

7.1. The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

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7.2.Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8.TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a)the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

(b)the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9.AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10.ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

11.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.3.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.4.All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

11.5.All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

11.6.This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

VANGUARD INDEX FUNDS, ON BEHALF
ATTEST	OF VANGUARD VALUE INDEX FUND

Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer
VANGUARD MALVERN FUNDS, ON
ATTEST	BEHALF OF VANGUARD U.S. VALUE FUND

Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer

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Appendix B

Value Index Fund Prospectus

Vanguard U.S. Stock Index Large-Capitalization Funds Prospectus

April 28, 2020

Investor Shares & Admiral™ Shares

Vanguard Total Stock Market Index Fund Investor Shares (VTSMX) Vanguard Total Stock Market Index Fund Admiral Shares (VTSAX) Vanguard Large-Cap Index Fund Investor Shares (VLACX)

Vanguard Large-Cap Index Fund Admiral Shares (VLCAX)

Vanguard Value Index Fund Investor Shares (VIVAX)

Vanguard Value Index Fund Admiral Shares (VVIAX)

Vanguard Growth Index Fund Investor Shares (VIGRX)

Vanguard Growth Index Fund Admiral Shares (VIGAX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard Fund Summaries		Investing With Vanguard	45
Total Stock Market Index Fund	1	Purchasing Shares	45

Large-Cap Index Fund	7	Converting Shares	48

Value Index Fund	12	Redeeming Shares	50

Growth Index Fund	17	Exchanging Shares	54

Investing in Index Funds	23	Frequent-Trading Limitations	55

More on the Funds	24	Other Rules You Should Know	57

The Funds and Vanguard	30	Fund and Account Updates	61

Investment Advisor	31	Employer-Sponsored Plans	62

Dividends, Capital Gains, and Taxes	32	Contacting Vanguard	63

Share Price	35	Additional Information	64

Financial Highlights	37	Glossary of Investment Terms	66

Vanguard Total Stock Market Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Admiral Shares	Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Admiral Shares	Investor Shares
Management Fees	0.03%	0.13%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.04%	0.14%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Admiral Shares	$4	$13	$23	$51

Investor Shares	$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Total Market Index, which represents approximately 100% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on the New York Stock Exchange and Nasdaq. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Total Stock Market Index reflects the performance of the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Stock Market Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
50%				33.52

40%										30.80
30%
	17.26		16.38					21.17
20%
					12.56		12.66
10%		1.08				0.39

0%

-10%									–5.17
-20%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	14.04%		March 31, 2019
Lowest	-15.23%		September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2019
		1 Year	5 Years	10 Years

Vanguard Total Stock Market Index Fund Admiral Shares

Return Before Taxes		30.80%	11.19%	13.42%

Return After Taxes on Distributions		30.19	10.67	12.95

Return After Taxes on Distributions and Sale of Fund Shares		18.57	8.79	11.17

Vanguard Total Stock Market Index Fund Investor Shares
Return Before Taxes		30.65%	11.08%	13.30%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Broad Market Index		31.07%	11.26%	13.48%

Spliced Total Stock Market Index		30.84	11.21	13.44

CRSP US Total Market Index		30.84	11.21	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O'Reilly, Principal of Vanguard. He has managed the Fund since 1994 (co-managed since 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Large-Cap Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Admiral Shares	Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Admiral Shares	Investor Shares
Management Fees	0.04%	0.16%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.05%	0.17%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Admiral Shares	$5	$16	$28	$64

Investor Shares	$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index, a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market.

In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Large Cap Index reflects the performance of the MSCI US Prime Market 750 Index through January 30, 2013, and the CRSP US Large Cap Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Large-Cap Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
50%

40%				32.66						31.39
30%	15.81		16.06					22.03

20%					13.38		11.65

10%		1.60				1.07
0%

-10%									–4.47
-20%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	13.74%		March 31, 2019
Lowest	-14.38%		September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2019
		1 Year	5 Years	10 Years

Vanguard Large-Cap Index Fund Admiral Shares

Return Before Taxes		31.39%	11.56%	13.51%

Return After Taxes on Distributions		30.78	11.05	13.04

Return After Taxes on Distributions and Sale of Fund Shares		18.94	9.11	11.25

Vanguard Large-Cap Index Fund Investor Shares
Return Before Taxes		31.23%	11.42%	13.36%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Prime Market 750 Index		31.65%	11.61%	13.59%

Spliced Large Cap Index		31.44	11.61	13.58

CRSP US Large Cap Index		31.44	11.61	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael A. Johnson, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Value Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Admiral Shares	Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Admiral Shares	Investor Shares
Management Fees	0.04%	0.16%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.05%	0.17%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Admiral Shares	$5	$16	$28	$64

Investor Shares	$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market.

In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Value Index reflects the performance of the MSCI US Prime Market Value Index through April 16, 2013, and the CRSP US Large Cap Value Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Value Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
50%

40%				33.05						25.82
30%			15.18				16.86	17.13

20%	14.45				13.18
10%		1.14

0%

						–0.86
-10%									–5.43

-20%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	12.48%		December 31, 2011
Lowest	-15.49%		September 30, 2011

Average Annual Total Returns for Periods Ended December 31, 2019
		1 Year	5 Years	10 Years

Vanguard Value Index Fund Admiral Shares

Return Before Taxes		25.82%	10.06%	12.48%

Return After Taxes on Distributions		25.03	9.39	11.88

Return After Taxes on Distributions and Sale of Fund Shares		15.77	7.85	10.31

Vanguard Value Index Fund Investor Shares
Return Before Taxes		25.67%	9.92%	12.33%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Prime Market Value Index		26.01%	9.28%	11.94%

Spliced Value Index		25.85	10.09	12.54

CRSP US Large Cap Value Index		25.85	10.09	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O'Reilly, Principal of Vanguard. He has managed the Fund since 1994 (co-managed since 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Growth Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Admiral Shares	Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Admiral Shares	Investor Shares
Management Fees	0.04%	0.16%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.05%	0.17%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Admiral Shares	$5	$16	$28	$64

Investor Shares	$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

•Nondiversification risk. Due to an index rebalance and in order to closely track the composition of the Fund's target index, more than 25% of the Fund's total assets are invested in issuers representing more than 5% of the Fund's total assets. As a result, the Fund is nondiversified under the Investment Company Act of 1940, although it continues to hold approximately 300 stocks across a number of sectors. The Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund's shares may experience significant fluctuations in value.

•Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund's assets are invested in the information technology sector, the Fund's performance is impacted by the general condition of that sector. Companies in the information technology sector could be affected by, among other things, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Sector risk is expected to be high for the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral

Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Growth Index reflects the performance of the MSCI US Prime Market Growth Index through April 16, 2013, and the CRSP US Large Cap Growth Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Growth Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
50%										37.23

40%				32.40
								27.80
30%	17.12		17.01		13.63
20%
							6.12
10%		1.87				3.30

0%

-10%									–3.34
-20%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return	Quarter
Highest	16.88%	March 31,	2019
Lowest	-16.30%	December 31,	2018

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Growth Index Fund Admiral Shares

Return Before Taxes	37.23%	13.20%	14.59%
Return After Taxes on Distributions	36.88	12.85	14.27
Return After Taxes on Distributions and Sale of Fund Shares	22.23	10.48	12.26
Vanguard Growth Index Fund Investor Shares
Return Before Taxes	37.08%	13.06%	14.44%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Prime Market Growth Index	37.37%	13.85%	15.16%

Spliced Growth Index	37.31	13.24	14.66

CRSP US Large Cap Growth Index	37.31	13.24	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Gerard C. O'Reilly, Principal of Vanguard. He has managed the Fund since 1994 (co-managed since 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index and the weighting of each security in the index. Under normal circumstances, the index sponsor will rebalance an index on a regular schedule. An index sponsor may carry out additional ad hoc index rebalances, delay or cancel a scheduled rebalance. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds' Investor Shares and Admiral Shares. A separate prospectus offers the Funds' Institutional Shares and Total Stock Market Index Fund's Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million and $100 million, respectively. Another prospectus offers Institutional Select Shares for the Total Stock Market Index Fund, which are generally for investors who invest a minimum of $5 billion. In addition, each Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Each Fund's target index, excluding the Total Stock Market Index Fund's (which seeks to track the overall stock market), tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, each Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

The asset-weighted median market capitalization of each Fund's stock holdings as of December 31, 2019, was:

Vanguard Fund	Asset-Weighted Median
Market Capitalization
Total Stock Market Index Fund	$83 billion
Large-Cap Index Fund	126
Value Index Fund	102.2
Growth Index Fund	130

Each Fund, (other than the Total Stock Market Index Fund), is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of a Fund's investments and Fund performance.

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Total Stock Market Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

The remaining Funds use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index and in approximately the same proportions.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives, including equity futures. The Funds may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, each Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. A Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of December 31, 2019, Vanguard served as advisor for approximately $5 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2019, the advisory expenses represented an effective annual rate of each Fund's average net assets as follows: for the Total Stock Market Index Fund, less than 0.01%; and for the Large-Cap Index, Value Index, and Growth Index Funds, 0.01%.

Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Michael A. Johnson, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has managed investment portfolios since 2010, has worked in investment management since 2007, and has co-managed the Large-Cap Index Fund since 2016. Education: B.S.B.A., Shippensburg University.

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Total Stock Market Index, Large-Cap Index, Value Index, and Growth Index Funds since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios, including the Total Stock Market Index, Value Index, and Growth Index Funds, since 1994 (co-managed since 2016). Education: B.S., Villanova University.

The Funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, a Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded.

This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Vanguard Total Stock Market Index Fund Admiral Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each
Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$62.09	$66.72	$56.08	$50.79	$51.60

Investment Operations

Net Investment Income	1.3601	1.3441	1.1481	1.077	1.013
Net Realized and Unrealized Gain (Loss) on	17.646	(4.711)	10.633	5.291	(0.818)
Investments

Total from Investment Operations	19.006	(3.367)	11.781	6.368	0.195

Distributions

Dividends from Net Investment Income	(1.406)	(1.263)	(1.141)	(1.078)	(1.005)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.406)	(1.263)	(1.141)	(1.078)	(1.005)

Net Asset Value, End of Period	$79.69	$62.09	$66.72	$56.08	$50.79
Total Return2	30.80%	–5.17%	21.17%	12.66%	0.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$252,536	$185,102	$190,099	$151,612	$126,363
Ratio of Total Expenses to Average Net	0.04%	0.04%	0.04%	0.04%	0.05%
Assets

Ratio of Net Investment Income to Average	1.88%	1.96%	1.87%	2.09%	1.96%
Net Assets

Portfolio Turnover Rate3	4%	3%	3%	4%	3%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Total Stock Market Index Fund Investor Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each
Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$62.08	$66.70	$56.06	$50.78	$51.58

Investment Operations

Net Investment Income	1.2791	1.2751	1.0861	1.022	0.954
Net Realized and Unrealized Gain (Loss) on	17.634	(4.703)	10.630	5.282	(0.807)
Investments

Total from Investment Operations	18.913	(3.428)	11.716	6.304	0.147

Distributions

Dividends from Net Investment Income	(1.333)	(1.192)	(1.076)	(1.024)	(0.947)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.333)	(1.192)	(1.076)	(1.024)	(0.947)

Net Asset Value, End of Period	$79.66	$62.08	$66.70	$56.06	$50.78
Total Return2	30.65%	–5.26%	21.05%	12.53%	0.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$139,686	$121,266	$126,766	$103,932	$96,323
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.16%
Ratio of Net Investment Income to Average	1.78%	1.86%	1.77%	1.98%	1.85%
Net Assets

Portfolio Turnover Rate3	4%	3%	3%	4%	3%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Large-Cap Index Fund Admiral Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$57.96	$61.86	$51.65	$47.23	$47.65
Investment Operations
Net Investment Income	1.2991	1.2881	1.0941	1.019	0.936
Net Realized and Unrealized Gain (Loss) on	16.774	(3.983)	10.197	4.422	(0.430)
Investments

Total from Investment Operations	18.073	(2.695)	11.291	5.441	0.506

Distributions

Dividends from Net Investment Income	(1.343)	(1.205)	(1.081)	(1.021)	(0.926)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.343)	(1.205)	(1.081)	(1.021)	(0.926)

Net Asset Value, End of Period	$74.69	$57.96	$61.86	$51.65	$47.23
Total Return2	31.39%	–4.47%	22.03%	11.65%	1.07%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7,546	$5,306	$5,375	$4,130	$3,527

Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.06%	0.08%

Ratio of Net Investment Income to Average Net Assets	1.92%	2.03%	1.93%	2.14%	1.98%

Portfolio Turnover Rate3	5%	4%	3%	5%	4%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Large-Cap Index Fund Investor Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$46.36	$49.48	$41.31	$37.78	$38.12
Investment Operations
Net Investment Income	0.9181	0.9661	0.8191	0.768	0.702
Net Realized and Unrealized Gain (Loss) on	13.466	(3.184)	8.161	3.533	(0.348)
Investments

Total from Investment Operations	14.384	(2.218)	8.980	4.301	0.354

Distributions

Dividends from Net Investment Income	(1.024)	(0.902)	(0.810)	(0.771)	(0.694)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.024)	(0.902)	(0.810)	(0.771)	(0.694)

Net Asset Value, End of Period	$59.72	$46.36	$49.48	$41.31	$37.78
Total Return2	31.23%	–4.59%	21.89%	11.50%	0.93%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$30	$344	$387	$400	$375

Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.20%

Ratio of Net Investment Income to Average Net Assets	1.75%	1.91%	1.81%	2.02%	1.86%

Portfolio Turnover Rate3	5%	4%	3%	5%	4%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Value Index Fund Admiral Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$38.17	$41.41	$36.23	$31.82	$32.94
Investment Operations
Net Investment Income	1.1851	1.0591	0.9651	0.890	0.829
Net Realized and Unrealized Gain (Loss) on	8.581	(3.261)	5.165	4.407	(1.121)
Investments

Total from Investment Operations	9.766	(2.202)	6.130	5.297	(0.292)

Distributions

Dividends from Net Investment Income	(1.166)	(1.038)	(0.950)	(0.887)	(0.828)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.166)	(1.038)	(0.950)	(0.887)	(0.828)

Net Asset Value, End of Period	$46.77	$38.17	$41.41	$36.23	$31.82
Total Return2	25.82%	–5.43%	17.13%	16.86%	–0.86%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$22,414	$16,522	$16,778	$13,424	$10,408

Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.06%	0.08%

Ratio of Net Investment Income to Average Net	2.75%	2.55%	2.52%	2.76%	2.58%
Assets

Portfolio Turnover Rate3	12%	8%	9%	7%	8%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Value Index Fund Investor Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$38.18	$41.42	$36.24	$31.82	$32.95
Investment Operations
Net Investment Income	1.0931	1.0091	0.9181	0.850	0.782
Net Realized and Unrealized Gain (Loss) on	8.623	(3.261)	5.166	4.415	(1.130)
Investments

Total from Investment Operations	9.716	(2.252)	6.084	5.265	(0.348)

Distributions

Dividends from Net Investment Income	(1.116)	(0.988)	(0.904)	(0.845)	(0.782)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.116)	(0.988)	(0.904)	(0.845)	(0.782)

Net Asset Value, End of Period	$46.78	$38.18	$41.42	$36.24	$31.82
Total Return2	25.67%	–5.55%	16.99%	16.75%	–1.03%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$328	$1,381	$1,626	$1,587	$1,397

Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.22%

Ratio of Net Investment Income to Average Net	2.58%	2.43%	2.40%	2.64%	2.44%
Assets

Portfolio Turnover Rate3	12%	8%	9%	7%	8%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Growth Index Fund Admiral Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$69.09	$72.35	$57.31	$54.77	$53.71
Investment Operations
Net Investment Income	0.9071	0.9211	0.8361	0.786	0.731
Net Realized and Unrealized Gain (Loss) on	24.728	(3.274)	15.032	2.550	1.044
Investments

Total from Investment Operations	25.635	(2.353)	15.868	3.336	1.775

Distributions

Dividends from Net Investment Income	(0.885)	(0.907)	(0.828)	(0.796)	(0.715)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(0.885)	(0.907)	(0.828)	(0.796)	(0.715)

Net Asset Value, End of Period	$93.84	$69.09	$72.35	$57.31	$54.77
Total Return2	37.23%	–3.34%	27.80%	6.12%	3.30%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$38,103	$25,609	$26,013	$18,617	$16,777

Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.06%	0.08%

Ratio of Net Investment Income to Average Net	1.08%	1.20%	1.27%	1.43%	1.34%
Assets

Portfolio Turnover Rate3	11%	11%	8%	11%	9%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Vanguard Growth Index Fund Investor Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$69.10	$72.36	$57.32	$54.78	$53.71
Investment Operations
Net Investment Income	0.7461	0.8231	0.7501	0.720	0.652
Net Realized and Unrealized Gain (Loss) on Investments	24.802	(3.271)	15.037	2.548	1.054
Total from Investment Operations	25.548	(2.448)	15.787	3.268	1.706
Distributions
Dividends from Net Investment Income	(0.778)	(0.812)	(0.747)	(0.728)	(0.636)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(0.778)	(0.812)	(0.747)	(0.728)	(0.636)

Net Asset Value, End of Period	$93.87	$69.10	$72.36	$57.32	$54.78
Total Return2	37.08%	–3.46%	27.65%	5.99%	3.17%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$572	$2,654	$3,210	$2,938	$3,038

Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.22%

Ratio of Net Investment Income to Average Net Assets	0.92%	1.08%	1.15%	1.31%	1.20%

Portfolio Turnover Rate3	11%	11%	8%	11%	9%

1Calculated based on average shares outstanding.

2Total returns do not include account service fees that may have applied in the periods shown.

3Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares

Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard.

Account Minimums for Admiral Shares

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the same Fund (if available), provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to Institutional Select Shares

You are eligible for a self-directed conversion from another share class to Institutional Select Shares of the same Fund (if available), provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), through a trading platform, by mail, or by telephone. Accounts that qualify for Institutional Select Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares,

or percentage).

Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard U.S. Stock Index Large-Capitalization Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Reports from advisor.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Funds' Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

•If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account®	For automated fund and account information
800-662-6273	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with	For literature requests
hearing impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with	For most account transactions
hearing impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer-sponsored plans

Institutional Division	For information and services for large institutional
888-809-8102	investors
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust
	institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for
Trading Support 800-669-0498	financial intermediaries including financial advisors,
	broker-dealers, trust institutions, and insurance
	companies
Additional Information
		Newspaper	Vanguard	CUSIP
Inception Date		Abbreviation	Fund Number	Number

Total Stock Market Index Fund

Investor Shares	4/27/1992	TotSt	85	922908306

Admiral Shares	11/13/2000	TotStAdml	585	922908728

Large-Cap Index Fund

Investor Shares	1/30/2004	LarCapIx	307	922908587

Admiral Shares	2/2/2004	LaCapAd	5307	922908579

Value Index Fund

Investor Shares	11/2/1992	Value	06	922908405

Admiral Shares	11/13/2000	ValAdml	506	922908678
Growth Index Fund
Investor Shares	11/2/1992	Growth	09	922908504
Admiral Shares	11/13/2000	GrwthAdml	509	922908660

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2020 American Bankers Association. "CUSIP" is a registered trademark of the American Bankers Association.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Funds' board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MSCI US Broad Market Index. An index that tracks virtually all stocks that trade in the U.S. stock market.

MSCI US Prime Market 750 Index. An index that tracks the stocks of approximately 750 large- and mid-capitalization companies representing the vast majority of the U.S. stock market.

MSCI US Prime Market Growth Index. An index that tracks the growth companies of the MSCI US Prime Market 750 Index as identified by factors such as historical sales growth and expected earnings growth.

MSCI US Prime Market Value Index. An index that tracks the value companies of the MSCI US Prime Market 750 Index as identified by factors such as book value to price ratio, earnings to price ratio, and dividend yield.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

Connect with Vanguard®> vanguard.com

For More Information

If you would like more information about Vanguard U.S. Stock Index Large-Capitalization Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor: Telephone: 800-662-7447;

Text telephone for people with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: Telephone: 800-523-1188;

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739;

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Funds are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Funds' Investment Company Act file number: 811-02652

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 085 042020

PART B

Statement of Additional Information

Vanguard U.S. Value Fund

A Series of Vanguard Malvern Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Vanguard Value Index Fund

A Series of Vanguard Index Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

The date of this Statement of Additional Information is October 19, 2020.

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated October 19, 2020, for use in connection with the Reorganization of Vanguard U.S. Value Fund (the "U.S. Value Fund") with and into Vanguard Value Index Fund (the "Value Index Fund," collectively with the U.S. Value Fund, the "Funds"). A copy of the Proxy Statement/Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

The Value Index Fund will be the surviving fund for accounting purposes. The pro forma financial statements have not been prepared since the net asset value of the U.S. Value Fund does not exceed ten percent of the Value Index Fund's net asset value as of September 30, 2020.

This SAI relates specifically to the proposed Reorganization of the U.S. Value Fund with and into the Value Index Fund. The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1)The U.S. Value Fund prospectus dated January 31, 2020 (Accession Number 0001683863-20-000190), as supplemented on July 29, 2020 (Accession Number 0001683863-20-012215);

(2)The Statement of Additional Information for the U.S. Value Fund dated January 31, 2020 (Accession Number 0001683863-20-000190), as supplemented on March 23, 2020 (Accession Number 0001683863-20- 000717), as supplemented on April 17, 2020 (Accession Number 0001683863- 20-003931), as supplemented on July 27, 2020 (Accession Number 0001683863-20-012147), and as supplemented on July 29, 2020 (Accession Number 0001683863-20-012215);

(3)The Statement of Additional Information for the Value Index Fund dated April 28, 2020 (Accession Number 0001683863-20-005982), as supplemented;

(4)Audited financial statements for the U.S. Value Fund for the fiscal year ended September 30, 2019 (Accession Number 0001104659-19-068931);

(5)Financial statements for the U.S. Value Fund for the period ended March 31, 2020 (Accession Number 0001104659-20-067134);

(6)Audited financial statements for the Value Index Fund for the fiscal year ended December 31, 2019 (Accession Number 0001104659-20-027799); and

(7)Financial statements for the Value Index Fund for the period ended June 30, 2020 (Accession Number 0001104659-20-100524).

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